Exhibit 4.2

BANCO SANTANDER, S.A.

as Issuer,

THE BANK OF NEW YORK MELLON,

London Branch

as Trustee,

and

THE BANK OF NEW YORK MELLON SA/NV, Luxembourg Branch

as Senior Non Preferred Debt Securities Registrar

FIRST SUPPLEMENTAL INDENTURE

dated as of May 28, 2020

to

SENIOR NON PREFERRED DEBT SECURITIES INDENTURE

dated as of May 28, 2020

FIRST SUPPLEMENTAL INDENTURE (“First Supplemental Indenture”), dated as of May 28, 2020, among BANCO SANTANDER, S.A., a sociedad anónima incorporated under the laws of The Kingdom of Spain (the “Company”), having its principal executive office located at Ciudad Grupo Santander, Avenida de Cantabria s/n, 28660 Boadilla del Monte, Madrid, Spain, THE BANK OF NEW YORK MELLON, London Branch, a banking corporation duly organized and existing under the laws of the State of New York, as Trustee (the “Trustee”), having its Corporate Trust Office at One Canada Square, London, E14 5AL, United Kingdom and THE BANK OF NEW YORK MELLON SA/NV, Luxembourg Branch, a société anonyme/naamloze vennootschap, incorporated under the laws of Belgium, as Senior Non Preferred Debt Securities Registrar (the “Senior Non Preferred Debt Securities Registrar”), having its principal office at 2-4 Rue Eugène Ruppert, L-2453 Luxembourg, Luxembourg.

WITNESSETH

WHEREAS, the Company and the Trustee have executed and delivered a Senior Non Preferred Debt Securities Indenture dated as of May 28, 2020, as heretofore supplemented and amended (the “Base Indenture”, and together with this First Supplemental Indenture, the “Senior Non Preferred Indenture”) to provide for the issuance of the Company’s senior non preferred debt securities (the “Senior Non Preferred Debt Securities”), including the Senior Non Preferred Notes (as defined below).

WHEREAS, Section 9.01(d) of the Base Indenture permits the Company and the Trustee to change or eliminate any provisions of the Base Indenture without the consent of Holders, subject to certain conditions;

WHEREAS, Section 9.01(f) of the Base Indenture permits the Company and the Trustee to enter into a supplemental indenture to establish the forms or terms of Senior Non Preferred Debt Securities of any series as permitted under Sections 2.01 and 3.01 of the Base Indenture without the consent of Holders;

WHEREAS, there are no debt securities Outstanding of any series created prior to the execution of this First Supplemental Indenture that are entitled to the benefit of the provisions set forth herein or that would be adversely affected by such provisions;

WHEREAS, the Executive Committee of the Company have authorized the entry into this First Supplemental Indenture and the establishment of the Senior Non Preferred Notes (as defined below), as required by Section 9.01 of the Base Indenture;

WHEREAS, the parties hereto desire to establish (i) a series of Senior Non Preferred Debt Securities to be known as the Series 92 2.746% Senior Non Preferred Fixed Rate Notes due 2025 (the “2025 Fixed Rate Notes”) and (ii) a series of Senior Non Preferred Debt Securities to be known as the Series 93 3.490% Senior Non Preferred Fixed Rate Notes due 2030 (the “2030 Fixed Rate Notes” and, together with the 2025 Fixed Rate Notes, the “Senior Non Preferred Notes”), each pursuant to Sections 2.01 and 3.01 of the Base Indenture. Each of the 2025 Fixed Rate Notes and the 2030 Fixed

Rate Notes may be issued from time to time, and any 2025 Fixed Rate Notes and 2030 Fixed Rate Notes issued as part of the relevant series created herein will constitute a single series of Senior Non Preferred Debt Securities under the Senior Non Preferred Indenture and shall be included in the definition of “2025 Fixed Rate Notes” or “2030 Fixed Rate Notes,” as applicable, where the context requires;

WHEREAS, the Company has requested and hereby requests that the Trustee execute and deliver this First Supplemental Indenture and the Company has provided the Trustee with an Executive Committee Resolution authorizing the execution of this First Supplemental Indenture;

WHEREAS, all actions required by the Company to be taken in order to make this First Supplemental Indenture a valid, binding and enforceable instrument in accordance with its terms, have been taken and performed, and the execution and delivery of this First Supplemental Indenture has been duly authorized in all respects; and

WHEREAS, where indicated, this First Supplemental Indenture shall amend and supplement the Base Indenture; and to the extent that the terms of the Base Indenture are inconsistent with such provisions of this First Supplemental Indenture, the terms of this First Supplemental Indenture shall govern.

NOW, THEREFORE, the Company and the Trustee mutually covenant and agree as follows:

ARTICLE 1

DEFINITIONS

Section 1.01. Definition of Terms. For all purposes of this First Supplemental Indenture:

(a) a term defined anywhere in this First Supplemental Indenture has the same meaning throughout;

(b) capitalized terms used herein but not otherwise defined shall have the meanings assigned to them in the Base Indenture;

(c) the singular includes the plural and vice versa;

(d) headings are for convenience of reference only and do not affect interpretation; and

(e) for the purposes of this First Supplemental Indenture and the Base Indenture, the term “series” shall mean a series of the Senior Non Preferred Debt Securities.

ARTICLE 2

FORM OF SENIOR NON PREFERRED NOTES

Section 2.01. Terms of the 2025 Fixed Rate Notes. The following terms relating to the 2025 Fixed Rate Notes are hereby established pursuant to Section 3.01 of the Base Indenture:

(a) The 2025 Fixed Rate Notes shall be designated as: the Series 92 2.746% Senior Non Preferred Fixed Rate Notes due 2025;

(b) The price at which the 2025 Fixed Rate Notes shall be issued is 100.000% of the principal amount thereof;

(c) The aggregate principal amount of the 2025 Fixed Rate Notes that may be authenticated and delivered under the Senior Non Preferred Indenture shall not exceed $1,500,000,000, except as otherwise provided in the Senior Non Preferred Indenture, including Section 2.01(t) hereof;

(d) Principal on the 2025 Fixed Rate Notes shall be payable on May 28, 2025 (the “2025 Fixed Rate Maturity Date”);

(e) The 2025 Fixed Rate Notes shall be issued in global registered form on May 28, 2020 and shall bear interest from and including May 28, 2020 payable semi-annually in arrears on May 28 and November 28 (each, a “2025 Fixed Rate Interest Payment Date”), commencing November 28, 2020. The 2025 Fixed Rate Notes shall bear an annual interest rate of 2.746%;

Interest on the 2025 Fixed Rate Notes will be calculated on the basis of a 360-day year divided into twelve months of 30 days each and, in the case of an incomplete month, the actual number of days elapsed in such month. The Regular Record Dates for the 2025 Fixed Rate Notes will be 15 calendar days immediately preceding the relevant 2025 Fixed Rate Interest Payment Date, whether or not a Business Day;

(f) No premium, upon redemption or otherwise, shall be payable by the Company on the 2025 Fixed Rate Notes;

(g) Principal of and any interest on the 2025 Fixed Rate Notes shall be paid to the Holder through The Bank of New York Mellon, as paying agent of the Company having offices in London, United Kingdom and the Borough of Manhattan, The City of New York;

(h) The 2025 Fixed Rate Notes shall not be redeemable except as provided in Article 11 of the Base Indenture, as supplemented by this First Supplemental Indenture;

(i) The Company shall have no obligation to redeem or purchase the 2025 Fixed Rate Notes pursuant to any sinking fund or analogous provision;

(j) The 2025 Fixed Rate Notes shall be issued only in minimum denominations of $200,000 and integral multiples of $200,000 in excess thereof;

(k) The principal amount of the 2025 Fixed Rate Notes shall be payable upon the declaration of acceleration thereof pursuant to Section 5.02 of the Base Indenture;

(l) Additional Amounts in respect of the 2025 Fixed Rate Notes shall be payable as set forth in the Base Indenture, as supplemented by this First Supplemental Indenture;

(m) The 2025 Fixed Rate Notes shall be denominated in, and payments thereon shall be made in, U.S. Dollars only;

(n) The payment of principal of or interest, if any, on the 2025 Fixed Rate Notes shall be payable only in the coin or currency in which the 2025 Fixed Rate Notes are denominated;

(o) The 2025 Fixed Rate Notes will be issued in the form of one or more global securities in registered form, without coupons attached, and initially registered in the name of Cede & Co., as nominee of The Depository Trust Company, the Depositary;

(p) The 2025 Fixed Rate Notes will not be initially issued in definitive form;

(q) The Events of Default on the 2025 Fixed Rate Notes are as provided for in the Base Indenture, as supplemented by the First Supplemental Indenture;

(r) The Company agrees with respect to the 2025 Fixed Rate Notes and each holder of the 2025 Fixed Rate Notes, by his or her acquisition of the 2025 Fixed Rate Notes will be deemed to have agreed to the ranking as described in Section 12.01 of the Base Indenture. Each such holder will be deemed to have irrevocably waived his or her rights of priority which would otherwise be accorded to him or her under the laws of Spain, to the extent necessary to effectuate the ranking provisions of the 2025 Fixed Rate Notes;

(s) The form of the 2025 Fixed Rate Notes to be issued on the date hereof shall be substantially in the form of Exhibit A hereto;

(t) The Company may issue additional 2025 Fixed Rate Notes (“Additional 2025 Fixed Rate Notes”) after the date hereof having the same ranking and same interest rate, maturity date, redemption terms and other terms, except for the price to the public, original interest accrual date, issue date and first 2025 Fixed Rate Interest Payment Date, as the 2025 Fixed Rate Notes; provided, however, that such Additional 2025 Fixed Rate Notes will not have the same CUSIP, ISIN or other identifying number as the outstanding 2025 Fixed Rate Notes unless the Additional 2025 Fixed Rate Notes are fungible with the 2025 Fixed Rate Notes for U.S. federal income tax purposes. Any such Additional 2025 Fixed Rate Notes, together with the 2025 Fixed Rate Notes, will constitute a single series of securities under the Senior Non Preferred Indenture;

(u) There is no Calculation Agent for the 2025 Fixed Rate Notes;

(v) The Company appoints The Bank of New York Mellon SA/NV, Luxembourg Branch as the Senior Non Preferred Debt Securities Registrar for the 2025 Fixed Rate Notes pursuant to Section 3.05 of the Base Indenture;

(w) If a TLAC/MREL Disqualification Event or an event that would entitle the Company to redeem the 2025 Fixed Rate Notes as set forth in Section 11.09 of the Base Indenture occurs and is continuing, the Company may substitute all (but not some) of the 2025 Fixed Rate Notes or modify the terms of all (but not some) of the 2025 Fixed Rate Notes as provided for in Section 8.04 of the Base Indenture, as supplemented by this First Supplemental Indenture;

(x) Subject to applicable law, neither any holder or beneficial owner of the 2025 Fixed Rate Notes nor the Trustee acting on behalf of the holders of the 2025 Fixed Rate Notes may exercise, claim or plead any right of set-off, compensation or retention in respect of any amount owed to it by the Company in respect of, or arising under, or in connection with, the 2025 Fixed Rate Notes as provided for in Section 12.04 of the Base Indenture, as supplemented by this First Supplemental Indenture;

(y) Each holder of the 2025 Fixed Rate Notes acknowledges, accepts, consents to and agrees to be bound by effect of the exercise of the Bail-in Power by the Relevant Resolution Authority as provided for in Article 13 of the Base Indenture, as supplemented by this First Supplemental Indenture; and

(z) The Bank of New York Mellon SA/NV, Luxembourg Branch, as the Senior Non Preferred Debt Securities Registrar for the 2025 Fixed Rate Notes acknowledges, accepts, consents to and agrees to be bound by effect of the exercise of the Bail-in Power by the Relevant Resolution Authority as provided for in Article 13 of the Base Indenture, as supplemented by this First Supplemental Indenture.

Section 2.02. Terms of the 2030 Fixed Rate Notes. The following terms relating to the 2030 Fixed Rate Notes are hereby established pursuant to Section 3.01 of the Base Indenture:

(a) The 2030 Fixed Rate Notes shall be designated as: the Series 93 3.490% Senior Non Preferred Fixed Rate Notes due 2030;

(b) The price at which the 2030 Fixed Rate Notes shall be issued is 100.000% of the principal amount thereof;

(c) The aggregate principal amount of the 2030 Fixed Rate Notes that may be authenticated and delivered under the Senior Non Preferred Indenture shall not exceed $1,000,000,000, except as otherwise provided in the Senior Non Preferred Indenture, including Section 2.02(t) hereof;

(d) Principal on the 2030 Fixed Rate Notes shall be payable on May 28, 2030 (the “2030 Fixed Rate Maturity Date”);

(e) The 2030 Fixed Rate Notes shall be issued in global registered form on May 28, 2020 and shall bear interest from and including May 28, 2020 payable semi-annually in arrears on May 28 and November 28 (each, a “2030 Fixed Rate Interest Payment Date”), commencing November 28, 2020. The 2030 Fixed Rate Notes shall bear an annual interest rate of 3.490%;

Interest on the 2030 Fixed Rate Notes will be calculated on the basis of a 360-day year divided into twelve months of 30 days each and, in the case of an incomplete month, the actual number of days elapsed in such month. The Regular Record Dates for the 2030 Fixed Rate Notes will be 15 calendar days immediately preceding the relevant 2030 Fixed Rate Interest Payment Date, whether or not a Business Day;

(f) No premium, upon redemption or otherwise, shall be payable by the Company on the 2030 Fixed Rate Notes;

(g) Principal of and any interest on the 2030 Fixed Rate Notes shall be paid to the Holder through The Bank of New York Mellon, as paying agent of the Company having offices in London, United Kingdom and the Borough of Manhattan, The City of New York;

(h) The 2030 Fixed Rate Notes shall not be redeemable except as provided in Article 11 of the Base Indenture, as supplemented by this First Supplemental Indenture;

(i) The Company shall have no obligation to redeem or purchase the 2030 Fixed Rate Notes pursuant to any sinking fund or analogous provision;

(j) The 2030 Fixed Rate Notes shall be issued only in minimum denominations of $200,000 and integral multiples of $200,000 in excess thereof;

(k) The principal amount of the 2030 Fixed Rate Notes shall be payable upon the declaration of acceleration thereof pursuant to Section 5.02 of the Base Indenture;

(l) Additional Amounts in respect of the 2030 Fixed Rate Notes shall be payable as set forth in the Base Indenture, as supplemented by this First Supplemental Indenture;

(m) The 2030 Fixed Rate Notes shall be denominated in, and payments thereon shall be made in, U.S. Dollars only;

(n) The payment of principal of or interest, if any, on the 2030 Fixed Rate Notes shall be payable only in the coin or currency in which the 2030 Fixed Rate Notes are denominated;

(o) The 2030 Fixed Rate Notes will be issued in the form of one or more global securities in registered form, without coupons attached, and initially registered in the name of Cede & Co., as nominee of The Depository Trust Company, the Depositary;

(p) The 2030 Fixed Rate Notes will not be initially issued in definitive form;

(q) The Events of Default on the 2030 Fixed Rate Notes are as provided for in the Base Indenture, as supplemented by the First Supplemental Indenture;

(r) The Company agrees with respect to the 2030 Fixed Rate Notes and each holder of the 2030 Fixed Rate Notes, by his or her acquisition of the 2030 Fixed Rate Notes will be deemed to have agreed to the ranking as described in Section 12.01 of the Base Indenture. Each such holder will be deemed to have irrevocably waived his or her rights of priority which would otherwise be accorded to him or her under the laws of Spain, to the extent necessary to effectuate the ranking provisions of the 2030 Fixed Rate Notes;

(s) The form of the 2030 Fixed Rate Notes to be issued on the date hereof shall be substantially in the form of Exhibit B hereto;

(t) The Company may issue additional 2030 Fixed Rate Notes (“Additional 2030 Fixed Rate Notes”) after the date hereof having the same ranking and same interest rate, maturity date, redemption terms and other terms, except for the price to the public, original interest accrual date, issue date and first 2030 Fixed Rate Interest Payment Date, as the 2030 Fixed Rate Notes; provided, however, that such Additional 2030 Fixed Rate Notes will not have the same CUSIP, ISIN or other identifying number as the outstanding 2030 Fixed Rate Notes unless the Additional 2030 Fixed Rate Notes are fungible with the 2030 Fixed Rate Notes for U.S. federal income tax purposes. Any such Additional 2030 Fixed Rate Notes, together with the 2030 Fixed Rate Notes, will constitute a single series of securities under the Senior Non Preferred Indenture; and

(u) There is no Calculation Agent for the 2030 Fixed Rate Notes;

(v) The Company appoints The Bank of New York Mellon SA/NV, Luxembourg Branch as the Senior Non Preferred Debt Securities Registrar for the 2030 Fixed Rate Notes pursuant to Section 3.05 of the Base Indenture;

(w) If a TLAC/MREL Disqualification Event or an event that would entitle the Company to redeem the 2030 Fixed Rate Notes as set forth in Section 11.09 of the Base Indenture occurs and is continuing, the Company may substitute all (but not some) of the 2030 Fixed Rate Notes or modify the terms of all (but not some) of the 2030 Fixed Rate Notes as provided for in Section 8.04 of the Base Indenture, as supplemented by this First Supplemental Indenture;

(x) Subject to applicable law, neither any holder or beneficial owner of the 2030 Fixed Rate Notes nor the Trustee acting on behalf of the holders of the 2030 Fixed Rate Notes may exercise, claim or plead any right of set-off, compensation or retention in respect of any amount owed to it by the Company in respect of, or arising under, or in connection with, the 2030 Fixed Rate Notes as provided for in Section 12.04 of the Base Indenture, as supplemented by this First Supplemental Indenture;

(y) Each holder of the 2030 Fixed Rate Notes acknowledges, accepts, consents to and agrees to be bound by effect of the exercise of the Bail-in Power by the Relevant Resolution Authority as provided for in Article 13 of the Base Indenture, as supplemented by this First Supplemental Indenture; and

(z) The Bank of New York Mellon SA/NV, Luxembourg Branch, as the Senior Non Preferred Debt Securities Registrar for the 2030 Fixed Rate Notes acknowledges, accepts, consents to and agrees to be bound by effect of the exercise of the Bail-in Power by the Relevant Resolution Authority as provided for in Article 13 of the Base Indenture, as supplemented by this First Supplemental Indenture.

ARTICLE 3

ADDITIONAL TERMS APPLICABLE TO THE SENIOR NON PREFERRED NOTES

Section 3.01. Addition of Definitions. With respect to the Senior Non Preferred Notes only, Section 1.01 of the Base Indenture is amended to include the following definitions (which shall be deemed to arise in Section 1.01 in their proper alphabetical order):

“Issue Date” means May 28, 2020, being the date of the initial issue of the Senior Non Preferred Notes.

“2025 Fixed Rate Maturity Date” has the meaning provided in Section 2.01(d) hereof.

“2030 Fixed Rate Maturity Date” has the meaning provided in Section 2.02(d) hereof.

Section. 3.02. Deletion of Definitions. With respect to the Senior Non Preferred Notes only, the following definitions shall be deleted in their entirety in Section 1.01 of the Base Indenture:

“Foreign Currency” means the euro or any currency issued by the government of any country (or a group of countries or participating member states) other than the United States which as at the time of payment is legal tender for the payment of public and private debts.

“Foreign Government Securities” means with respect to Senior Non Preferred Debt Securities of any series that are denominated in a Foreign Currency, non-callable (i) direct obligations of the participating member state or government that issued such Foreign Currency for the payment of which obligations its full faith and credit is pledged or (ii) obligations of a Person controlled or supervised by and acting as an agency or instrumentality of such participating member state or government, the payment of which obligations is unconditionally guaranteed as a full faith and credit obligation of such participating member state or government. For the avoidance of doubt, for all purposes hereof, euro shall be deemed to have been issued by each participating member state from time to time.

“U.S. Government Obligations” means non-callable (i) direct obligations of the United States for which its full faith and credit are pledged and/or (ii) obligations of a Person controlled or supervised by and acting as an agency or instrumentality of the United States, the payment of which is unconditionally guaranteed as a full faith and credit obligation of the United States, and shall also include a depository receipt issued by a bank (as defined in Section 3(a)(2) of the Securities Act of 1933, as amended) as custodian with respect to any such U.S. Government Obligation or a specific payment of principal of or interest on any such U.S. Government Obligation held by such custodian for the account of the holder of such depository receipt, provided that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depository receipt from any amount received by the custodian in respect of the U.S. Government Obligation or the specific payment of principal of or interest on the U.S. Government Obligation evidenced by such depository receipt.

Section 3.03. [Reserved].

Section 3.04. [Reserved].

Section 3.05. Collection of Indebtedness and Suits for Enforcement by the Trustee. With respect to the Senior Non Preferred Notes only, Section 5.03 of the Base Indenture is amended in part to add the following sentences at the end of the section:

No remedy against the Company other than as referred to in this Article 5 shall be available to the Holders, whether for the recovery of amounts owing to the Holders in respect of the Senior Non Preferred Debt Securities or under this Senior Non Preferred Debt Securities Indenture or in respect of any breach by the Company of any of its other obligations under or in respect of the Senior Non Preferred Debt Securities or under this Senior Non Preferred Debt Securities Indenture, except that the Holders shall have such rights and powers as they are required to have under the Trust Indenture Act.

Section 3.06. Deletion of Satisfaction and Discharge Provisions. With respect to the Senior Non Preferred Notes only, Article 4 of the Base Indenture is deleted in its entirety.

Section 3.07. Deletion of Provisions with Respect to Selection by the Trustee of Senior Non Preferred Debt Securities to Be Redeemed. With respect to the Senior Non Preferred Notes only, the first paragraph of Section 11.03 of the Base Indenture is deleted in its entirety.

Section 3.08. Deletion of Provisions with Respect to Optional Early Redemption (Call). With respect to the Senior Non Preferred Notes only, Section 11.10 of the Base Indenture is deleted in its entirety.

Section 3.09. Payment. Notwithstanding Section 3.07 of the Base Indenture, payments of interest, if any, and any Additional Amounts on the Senior Non Preferred Notes may be made by wire transfer of immediately available funds.

Section 3.10. Replacement of Provisions with Respect to Events of Default. With respect to the Senior Non Preferred Notes only, Section 5.01(ii) of the Base Indenture is hereby replaced with the following:

Winding up: any order is made by any competent court or resolution passed for the winding up, dissolution or liquidation of the Company (except in any such case for the purpose of reconstruction or amalgamation or a merger or spin-off or any other structural modification (modificación estructural) which has been previously approved by the Holders of at least a majority of the outstanding principal amount of the Senior Non Preferred Debt Securities of that series or a merger with, or spin-off or other structural modification into, another institution in this case even without being approved by Holders of the Senior Non Preferred Debt Securities of such series, provided that such merger, spin-off or other structural modification is carried out in compliance with the requirements set forth in Section 8.01 of the Base Indenture).

ARTICLE 4

MISCELLANEOUS

Section 4.01. Effect Of Supplemental Indenture. Upon the execution and delivery of this First Supplemental Indenture by each of the Company and the Trustee, the Base Indenture shall be supplemented in accordance herewith, and this First Supplemental Indenture shall form a part of the Base Indenture for all purposes in respect of the Senior Non Preferred Notes or otherwise as applicable.

Section 4.02. Confirmation Of Indenture. The Base Indenture, as supplemented and amended by this First Supplemental Indenture with respect to the Senior Non Preferred Notes or otherwise as applicable, is in all respects ratified and confirmed, and the Base Indenture, this First Supplemental Indenture and all indentures supplemental thereto shall, in respect of the Senior Non Preferred Notes or otherwise as applicable, be read, taken and construed as one and the same instrument. This First Supplemental Indenture constitutes an integral part of the Senior Non Preferred Indenture and, where applicable, with respect to the Senior Non Preferred Notes. In the event of a conflict between the terms and conditions of the Base Indenture and the terms and conditions of this First Supplemental Indenture, the terms and conditions of this First Supplemental Indenture shall prevail where applicable.

Section 4.03. Concerning The Trustee. The Trustee does not make any representations as to the validity, sufficiency or adequacy of this First Supplemental Indenture or the Senior Non Preferred Notes. The recitals and statements herein and in the Senior Non Preferred Notes are deemed to be those of the Company and not the Trustee. In entering into this First Supplemental Indenture, the Trustee shall be entitled to the benefit of every provision of the Base Indenture relating to the conduct of or affecting the liability of or affording protection to the Trustee.

Section 4.04. Governing Law. The Senior Non Preferred Indenture and the Senior Non Preferred Notes shall be governed by and construed in accordance with the laws of the State of New York (without giving effect to the choice of law provisions), except for Section 12.01 of the Base Indenture, Sections 2.01(r) and 2.02(r) of this First Supplemental Indenture and the status provisions of the Senior Non Preferred Notes, which shall be governed by and construed in accordance with the laws of the Kingdom of Spain, and except that the authorization and execution by the Company of the Senior Non Preferred Indenture and the Senior Non Preferred Notes shall be governed by (in addition to the laws of the State of New York relevant to execution) the respective jurisdictions of organization of the Company and the Trustee, as the case may be.

Section 4.05. Separability. In case any provision contained in this First Supplemental Indenture shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

Section 4.06. Counterparts. This First Supplemental Indenture may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument. The exchange of copies of this First Supplemental Indenture and of signature pages by facsimile, email or other electronic format (i.e., “pdf”, “tif” or “jpg”) transmission and other electronically imaged signatures (including, without limitation, DocuSign and AdobeSign) shall constitute effective execution and delivery of this First Supplemental Indenture as to the parties hereto and may be used in lieu of the original First Supplemental Indenture for all purposes. Signatures of the parties hereto transmitted by facsimile or electronic format (i.e., “pdf” or “tif”) shall be deemed to be their original signatures for all purposes. This First Supplemental Indenture and any indenture supplemental hereto and any other document, certificate or opinion delivered in connection with this First Supplemental Indenture, such supplemental indenture or the issuance and delivery of the Senior Non Preferred Debt Securities may be signed by or on behalf of the Company and the Trustee by manual, facsimile or pdf or other electronically imaged signature (including, without limitation, DocuSign and AdobeSign).

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this First Supplemental Indenture to be duly executed as of the date first written above.

BANCO SANTANDER, S.A., as Issuer

By:	/s/ Antonio Torío

Name:	Antonio Torío
Title:	Authorized Signatory

[Signature Page to First Supplemental Indenture]

THE BANK OF NEW YORK MELLON, London Branch, as Trustee

By:	/s/ Melissa Laidley

Name:	Melissa Laidley
Title:	Vice President

[Signature Page to First Supplemental Indenture]

THE BANK OF NEW YORK MELLON SA/NV, Luxembourg Branch, as Registrar

By:	/s/ Melissa Laidley

Name:	Melissa Laidley
Title:	Vice President

[Signature Page to First Supplemental Indenture]

EXHIBIT A

FORM OF GLOBAL NOTE

THIS NOTE IS A GLOBAL SECURITY AND IS REGISTERED IN THE NAME OF THE DEPOSITORY TRUST COMPANY AS THE DEPOSITARY (AS DEFINED IN THE SENIOR NON PREFERRED INDENTURE GOVERNING THIS NOTE), OR ITS NOMINEE IN CUSTODY FOR THE BENEFIT OF THE BENEFICIAL OWNERS HEREOF, AND IS NOT TRANSFERABLE TO ANY PERSON UNDER ANY CIRCUMSTANCES EXCEPT THAT (I) THE TRUSTEE MAY MAKE SUCH NOTATIONS HEREON AS MAY BE REQUIRED PURSUANT TO THE BASE INDENTURE, (II) THIS GLOBAL NOTE MAY BE EXCHANGED IN WHOLE BUT NOT IN PART PURSUANT TO SECTION 3.05 OF THE BASE INDENTURE, (III) THIS GLOBAL NOTE MAY BE DELIVERED TO THE TRUSTEE FOR CANCELLATION PURSUANT TO SECTION 3.09 OF THE BASE INDENTURE AND (IV) THIS GLOBAL NOTE MAY BE TRANSFERRED TO A SUCCESSOR DEPOSITARY WITH THE PRIOR WRITTEN CONSENT OF THE COMPANY. UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR SENIOR NON PREFERRED NOTES IN DEFINITIVE FORM, THIS NOTE MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY. UNLESS THIS GLOBAL SECURITY IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY GLOBAL SECURITY ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS MAY BE REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY (AND ANY PAYMENT IS MADE TO CEDE & CO. OR SUCH OTHER ENTITY AS MAY BE REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THE RANKING OF THIS NOTE IS SET FORTH IN SECTION 12.01 OF THE BASE INDENTURE AND SECTION 2.01(r) OF THE FIRST SUPPLEMENTAL INDENTURE, AND THIS NOTE IS ISSUED SUBJECT TO THE PROVISIONS OF SUCH SECTIONS 12.01 AND 2.01(r), RESPECTIVELY, AND THE HOLDER OF THIS NOTE, BY ACCEPTING THE SAME, AGREES TO AND SHALL BE BOUND BY SUCH PROVISIONS. THE PROVISIONS OF SECTION 12.01 OF THE BASE INDENTURE, SECTION 2.01(r) OF THE FIRST SUPPLEMENTAL INDENTURE AND THE TERMS OF THIS PARAGRAPH ARE GOVERNED BY, AND SHALL BE CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE KINGDOM OF SPAIN.

CUSIP No. 05971K AE9

ISIN No. US05971KAE91

SERIES 92 2.746% SENIOR NON PREFERRED FIXED RATE NOTES DUE 2025

Issued by

BANCO SANTANDER, S.A.

No.	$

BANCO SANTANDER, S.A., a sociedad anónima, incorporated under the laws of the Kingdom of Spain (herein called the “Company”, which term includes any successor person under the Senior Non Preferred Indenture (as defined on the reverse hereof)), for value received, hereby promises to pay to CEDE & CO., or registered assigns, the principal sum of $             (             dollars) on May 28, 2025 or on such earlier date as the principal hereof may become due in accordance with the terms hereof and to pay interest thereon semi-annually in arrears on May 28 and November 28 of each year, commencing on November 28, 2020, and ending on May 28, 2025 (each, a “Payment Date”). Interest so payable on any Payment Date shall be paid to the Holder in whose name this Note is registered on the 15th calendar day immediately preceding the relevant Payment Date, whether or not such day is a Business Day, as defined in the Senior Non Preferred Indenture (each a “Regular Record Date”).

Interest shall accrue on this Note from day to day from the date of issuance hereof or from the most recent Payment Date at the rate of 2.746% per annum, until the principal amount hereof is paid or made available for payment.

Payments of interest on this Note shall be computed on the basis of a 360-day year divided into twelve months of 30 days each and, in the case of an incomplete month, the actual number of days elapsed in such month.

Payment of the principal amount of and any interest on, this Note will be made by wire transfer of immediately available funds in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. Such payment shall be made to the Holder including through a Paying Agent of the Company for collection by the Holder. If the date for payment of the principal amount hereof or interest thereon is not a Business Day, then (subject as provided in the Senior Non Preferred Indenture) such payment shall be made on the next succeeding Business Day with the same force and effect as if made on such date for payment, provided that no interest shall accrue on such payment for the period from and after such payment date.

The 2025 Fixed Rate Notes are issuable in minimum denominations of $200,000 and integral multiples of $200,000 in excess thereof.

For information purposes only, without any substantive effect whatsoever and solely in order to comply with Article 413(d) of the Spanish Companies Law (Ley de Sociedades de Capital), approved by Royal Decree 1/2010, of July 2, to the extent applicable, it is hereby noted that the initial aggregate principal amount of the 2025 Fixed Rate Notes, i.e., US$1,500,000,000, was equivalent to approximately €1,366,120,219, based on the exchange rate as of May 20, 2020 of US $1.0980 per €1.00. Amounts due on the Notes shall not under any circumstances whatsoever be payable in any currency other than U.S. Dollars.

Prior to due presentment of this Note for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Note is registered as the owner of such Note for the purpose of receiving payment of principal and interest, if any, on and any Additional Amounts with respect to such Note and for all other purposes whatsoever, whether or not such Note be overdue, and neither the Company, the Trustee nor any agent of the Company or the Trustee shall be affected by notice to the contrary.

Reference is hereby made to the further provisions of this Note set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Note shall not be entitled to any benefit under the Senior Non Preferred Indenture or be valid or obligatory for any purpose.

Notwithstanding any other term of this Note or any other agreements, arrangements, or understandings between the Company and any Holder of the 2025 Fixed Rate Notes, by its acquisition of this Note, each Holder (which includes each holder of a beneficial interest in this Note) acknowledges, accepts, consents to and agrees: (i) to be bound by effect of the exercise of the Bail-in Power by the Relevant Resolution Authority, which may include and result in any of the following, or some combination thereof: the reduction of all, or a portion, of the Amounts Due on a permanent basis; the conversion of all, or a portion, of the Amounts Due into shares, other securities or other obligations of the Company or another person (and the issue to the Holder of such shares, securities or obligations), including by means of an amendment, modification or variation of the terms of the 2025 Fixed Rate Notes, in which case the Holder agrees to accept in lieu of its rights under this Note, other securities or other obligations of the Company or another person; the cancellation of this Note or Amounts Due; the amendment or alteration of the maturity of this Note or amendment of the interest payable on this Note, or the date on which the interest becomes payable, including by suspending payment for a temporary period; and (ii) that the terms of this Note are subject to, and may be varied, if necessary, to give effect to, the exercise of the Bail-in Power by the Relevant Resolution Authority:

For these purposes, “Amounts Due” means the principal amount of, premium, if any, together with any accrued but unpaid interest, and Additional Amounts, if any, due on the 2025 Fixed Rate Notes. References to such amounts will include amounts that have become due and payable, but which have not been paid, prior to the exercise of the Bail-in Power by the Relevant Resolution Authority.

For these purposes, “Bail-in Power” means any power existing from time to time under, and exercised in compliance with, any laws, regulations, rules or requirements in effect in the Kingdom of Spain, relating to (i) the transposition of the BRRD (including but not limited to, Law 11/2015, RD 1012/2015 and any other implementing regulations), as amended or superseded from time to time, (ii) the SRM Regulation, as amended from time to time and (iii) the instruments, rules or standards created thereunder, pursuant to which any obligation of a Regulated Entity (or an affiliate of such Regulated Entity) can be reduced, cancelled, suspended, modified, or converted into shares, other securities, or other obligations of such Regulated Entity (or affiliate of such Regulated Entity).

“BRRD II” means Directive (EU) 2019/879 of the European Parliament and of the Council of 20 May 2019 amending Directive 2014/59/EU as regards the loss-absorbing and recapitalisation capacity of credit institutions and investment firms and Directive 98/26/EC.

“RD 1012/2015” means Royal Decree 1012/2015, of 6 November developing Law 11/2015, as amended or superseded from time to time.

“Regulated Entity” means any entity to which BRRD, as implemented in the Kingdom of Spain (including but not limited to, Law 11/2015, RD 1012/2015 and any other implementing regulations) and as amended or superseded from time to time, or any other Spanish law relating to the Bail-in Power, applies, which includes, certain credit institutions, investment firms, and certain of their parent or holding companies.

“Relevant Resolution Authority” means the Spanish Fund for the Orderly Restructuring of Banks, the Bank of Spain, the European Single Resolution Mechanism, as the case may be, according to Law 11/2015, and any other entity with the authority to exercise the Bail-in Power or any other resolution power from time to time.

“SRM Regulation” means Regulation (EU) No. 806/2014 of the European Parliament and of the Council of 15 July 2014, establishing uniform rules and a uniform procedure for the resolution of credit institutions and certain investment firms in the framework of the Single Resolution Mechanism and the Single Resolution Fund and amending Regulation (EU) No. 1093/2010, as amended or replaced from time to time (including by the SRM Regulation II).

“SRM Regulation II” means Regulation (EU) 2019/877 of the European Parliament and of the Council of 20 May 2019 amending Regulation (EU) No 806/2014 as regards the loss-absorbing and recapitalization capacity of credit institutions and investment firms.

The public deed of issuance (escritura de emisión) related to the 2025 Fixed Rate Notes represented hereby was executed on May 26, 2020 before Mr. Rafael Martínez Die with the number 2020 of his records.

IN WITNESS WHEREOF, the Company has caused this Note to be duly executed.

Dated: May 28, 2020

BANCO SANTANDER, S.A.

By:
Name:
Title:

[Global Note Signature Page]

CERTIFICATE OF AUTHENTICATION

This is one of the Senior Non Preferred Debt Securities of the series designated herein referred to in the within-mentioned Senior Non Preferred Debt Securities Indenture.

Dated: May 28, 2020

THE BANK OF NEW YORK MELLON, London Branch, as Trustee

By:
Authorized Signatory

[Global Note Signature Page]

[REVERSE OF SECURITY]

This Note is one of a duly authorized issue of securities of the Company of the series designated Series 92 2.746% Senior Non Preferred Fixed Rate Notes due 2025 (herein called the “2025 Fixed Rate Notes”) issued and to be issued in one or more series under a Senior Non Preferred Debt Securities Indenture, dated as of May 28, 2020 (herein called the “Base Indenture”), between the Company, as issuer and The Bank of New York Mellon, London Branch, as Trustee (herein called the “Trustee”, which term includes any successor trustee under the Base Indenture), as supplemented by the First Supplemental Indenture, dated as of May 28, 2020, among the Company, the Trustee and The Bank of New York Mellon, Luxembourg Branch, as Senior Non Preferred Debt Securities Registrar (the “First Supplemental Indenture”, and, together with the Base Indenture, the “Senior Non Preferred Indenture”) to which Senior Non Preferred Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company and the Trustee and the Holders of the 2025 Fixed Rate Notes and of the terms upon which the 2025 Fixed Rate Notes are, and are to be, authenticated and delivered. Capitalized terms used herein are used as defined in the Senior Non Preferred Indenture unless otherwise indicated. The terms of the 2025 Fixed Rate Notes include those stated in the Senior Non Preferred Indenture. The 2025 Fixed Rate Notes are subject to all such terms, and Holders are referred to the Senior Non Preferred Indenture for a statement of all such terms. To the extent permitted by applicable law, in the event of any inconsistency between the terms of this 2025 Fixed Rate Note and the terms of the Senior Non Preferred Indenture, the terms of the Senior Non Preferred Indenture will control.

This Note is one of the series designated on the face hereof, initially limited in aggregate principal amount to $1,500,000,000; provided, that the Company may, from time to time, without the consent of the Holders of the 2025 Fixed Rate Notes, issue additional Senior Non Preferred Debt Securities under the Senior Non Preferred Indenture, having the same ranking and same interest rate, maturity, redemption terms and other terms, except for the price to the public, original interest accrual date, issue date and first interest payment date, as the 2025 Fixed Rate Notes; provided, however, that such additional 2025 Fixed Rate Notes will not have the same CUSIP, ISIN or other identifying number as the outstanding 2025 Fixed Rate Notes unless the additional 2025 Fixed Rate Notes are fungible with the 2025 Fixed Rate Notes for U.S. federal income tax purposes. Any such additional 2025 Fixed Rate Notes, together with the 2025 Fixed Rate Notes, will constitute a single series of 2025 Fixed Rate Notes under the Senior Non Preferred Indenture and shall be included in the definition of “Senior Non Preferred Debt Securities” in the Base Indenture where the context requires.

The payment obligations of the Company under the 2025 Fixed Rate Notes on account of principal constitute direct, unconditional, unsubordinated and unsecured senior non preferred obligations (créditos ordinarios no preferentes) of the Company and, in accordance with Additional Provision 14.2º of Law 11/2015, but subject to any other ranking that may apply as a result of any mandatory provision of law (or otherwise), upon the insolvency of the Company (and unless they qualify as subordinated claims (créditos subordinados) pursuant to Articles 92.1º or 92.3º to 92.7º of Law 22/2003 (Ley Concursal) dated 9 July 2003 (the “Spanish Insolvency Law”)), such payment obligations in respect of principal rank (i) pari passu among themselves and with any Senior Non Preferred Liabilities (as defined below), (ii) junior to the Senior Higher Priority Liabilities (as defined below) (and, accordingly, upon the insolvency of the Company, the claims in respect of the 2025 Fixed Rate Notes will be met after payment in full of the Senior Higher Priority Liabilities), and (iii) senior to any present and future subordinated obligations (créditos subordinados) of the Company in accordance with Article 92 of the Spanish Insolvency Law.

Claims of holders of 2025 Fixed Rate Notes in respect of interest accrued but unpaid as of the commencement of any insolvency procedure in respect of the Company shall constitute subordinated claims (créditos subordinados) against the Company ranking in accordance with the provisions of Article 92.3º of the Spanish Insolvency Law and no further interest shall accrue from the date of the declaration of insolvency of the Company.

“Law 11/2015” means Law 11/2015 of 18 June, on recovery and resolution of credit institutions and investment firms (Ley 11/2015, de 18 de junio, de recuperación y resolución de entidades de crédito y empresas de servicios de inversión) as amended or replaced from time to time.

“Senior Higher Priority Liabilities” means the unsubordinated and unsecured obligations (créditos ordinarios) of the Company (which will include, among others, the senior preferred debt securities), other than the Senior Non Preferred Liabilities.

“Senior Non Preferred Liabilities” means any unsubordinated and unsecured senior non preferred obligations (créditos ordinarios no preferentes) of the Company under Additional Provision 14.2º of Law 11/2015 (including any 2025 Fixed Rate Notes) and any other obligations which, by law and/or by their terms, and to the extent permitted by Spanish law, rank pari passu with the Senior Non Preferred Liabilities.

The provisions of Section 12.01 of the Base Indenture and Section 2.01(r) of the First Supplemental Indenture shall apply only to rights or claims payable with respect to the 2025 Fixed Rate Notes and nothing herein shall affect or prejudice the payment of the costs, charges, expenses, liabilities, indemnity or remuneration of the Trustee, the first lien rights of the Trustee under Section 6.08 of the Base Indenture, or the rights and remedies of the Trustee in respect thereof.

The Company agrees with respect to the 2025 Fixed Rate Notes and each holder of the 2025 Fixed Rate Notes, by his or her acquisition of the 2025 Fixed Rate Notes will be deemed to have agreed to the ranking as described herein. Each such holder will be deemed to have irrevocably waived his or her rights of priority which would otherwise be accorded to him or her under the laws of Spain, to the extent necessary to effectuate the ranking provisions of the 2025 Fixed Rate Notes. In addition, each holder of the 2025 Fixed Rate Notes by his or her acquisition of such 2025 Fixed Rate Notes authorizes and directs the Trustee on his or her behalf to take such action as may be necessary or appropriate to effectuate the ranking of such 2025 Fixed Rate Notes as provided in the Base Indenture and appoints the Trustee his or her attorney-in-fact for any and all such purposes.

Notwithstanding any other term of this Note or any other agreements, arrangements, or understandings between the Company and any holder of the 2025 Fixed Rate Notes, by its acquisition of this Note, each holder (which includes each holder of a beneficial interest in this Note) acknowledges, accepts, consents to and agrees: (i) to be bound by effect of the exercise of the Bail-in Power by the Relevant Resolution Authority, which may include and result in any of the following, or some combination thereof: the reduction of all, or a portion, of the Amounts Due on a permanent basis; the conversion of all, or a portion, of the Amounts Due into shares, other securities or other obligations of the Company or another person (and the issue to the holder of such shares, securities or obligations), including by means of an amendment, modification or variation of the terms of this Note, in which case the holder agrees to accept in lieu of its rights under this Note any such shares, other securities or other obligations of the Company or another person; the cancellation of this Note or Amounts Due; the amendment or alteration of the maturity of this Note or amendment of the interest payable on this Note, or the date on which the interest becomes payable, including by suspending payment for a temporary period; and (ii) that the terms of the 2025 Fixed Rate Notes are subject to, and may be varied, if necessary, to give effect to, the exercise of the Bail-in Power by the Relevant Resolution Authority.

For these purposes, “Amounts Due” means the principal amount of, premium, if any, together with any accrued but unpaid interest, and Additional Amounts, if any, due on the 2025 Fixed Rate Notes. References to such amounts will include amounts that have become due and payable, but which have not been paid, prior to the exercise of the Bail-in Power by the Relevant Resolution Authority.

For these purposes, “Bail-in Power” means any power existing from time to time under, and exercised in compliance with, any laws, regulations, rules or requirements in effect in the Kingdom of Spain, relating to (i) the transposition of the BRRD (including but not limited to, Law 11/2015, RD 1012/2015 and any other implementing regulations), as amended or superseded from time to time, (ii) the SRM Regulation, as amended from time to time, and (iii) the instruments, rules or standards created thereunder, pursuant to which any obligation of a Regulated Entity (or an affiliate of such Regulated Entity) can be reduced, cancelled, suspended, modified, or converted into shares, other securities, or other obligations of such Regulated Entity (or affiliate of such Regulated Entity).

“BRRD” means Directive 2014/59/EU of 15 May establishing the framework for the recovery and resolution of credit institutions and investment firms or such other directive as may amend or come into effect in place thereof (including the BRRD II), as implemented into law by Law 11/2015 and RD 1012/2015, as amended or replaced from time to time and including any other relevant implementing regulatory provisions.

“BRRD II” means Directive (EU) 2019/879 of the European Parliament and of the Council of 20 May 2019 amending Directive 2014/59/EU as regards the loss-absorbing and recapitalisation capacity of credit institutions and investment firms and Directive 98/26/EC.

“RD 1012/2015” means Royal Decree 1012/2015, of 6 November developing Law 11/2015, as amended or superseded from time to time.

“Regulated Entity” means any entity to which BRRD, as implemented in the Kingdom of Spain (including but not limited to, Law 11/2015, RD 1012/2015 and any other implementing regulations) and as amended or superseded from time to time, or any other Spanish law relating to the Bail-in Power, applies, which includes, certain credit institutions, investment firms, and certain of their parent or holding companies.

“Relevant Resolution Authority” means the Spanish Fund for the Orderly Restructuring of Banks, the Bank of Spain, the European Single Resolution Mechanism, as the case may be, according to Law 11/2015, and any other entity with the authority to exercise the Bail-in Power or any other resolution power from time to time.

“SRM Regulation” means Regulation (EU) No. 806/2014 of the European Parliament and of the Council of 15 July 2014, establishing uniform rules and a uniform procedure for the resolution of credit institutions and certain investment firms in the framework of the Single Resolution Mechanism and the Single Resolution Fund and amending Regulation (EU) No. 1093/2010, as amended or replaced from time to time (including by the SRM Regulation II).

“SRM Regulation II” means Regulation (EU) 2019/877 of the European Parliament and of the Council of 20 May 2019 amending Regulation (EU) No 806/2014 as regards the loss-absorbing and recapitalization capacity of credit institutions and investment firms.

The exercise of the Bail-in Power by the Relevant Resolution Authority with respect to the 2025 Fixed Rate Notes shall not constitute an event of default and the terms and conditions of the 2025 Fixed Rate Notes shall continue to apply in relation to the residual principal amount of, or outstanding amount payable with respect to, the 2025 Fixed Rate Notes subject to any modification of the amount of distributions payable to reflect the reduction of the principal amount, and any further modification of the terms that the Relevant Resolution Authority may decide in accordance with applicable laws and regulations relating to the resolution of credit institutions, investment firms and/or Company entities incorporated in the relevant member state.

No repayment or payment of Amounts Due, if any, on the 2025 Fixed Rate Notes, will become due and payable or be paid after the exercise of any Bail-in Power by the Relevant Resolution Authority if and to the extent such amounts have been reduced, converted, cancelled, amended or altered as a result of such exercise.

By its acquisition of this Note, each Holder of this Note, (which, for the purposes of this clause, includes each holder of a beneficial interest in this Note), to the extent permitted by the Trust Indenture Act, will waive any and all claims, in law and/or in equity, against the Trustee for, agree not to initiate a suit against the Trustee in respect of, and agree that the Trustee will not be liable for, any action that the Trustee takes, or abstains from taking, in either case in accordance with the exercise of the Bail-in Power by the Relevant Resolution Authority with respect to this Note.

Additionally, by its acquisition of this Note, each Holder of this Note acknowledges and agrees that, upon the exercise of the Bail-in Power by the Relevant Resolution Authority:

(i) the Trustee will not be required to take any further directions from the Holders of the 2025 Fixed Rate Notes with respect to any portion of the 2025 Fixed Rate Notes that are written-down, converted to equity and/or cancelled under the Senior Non Preferred Indenture, which authorizes holders of a majority in aggregate outstanding principal amount of the outstanding 2025 Fixed Rate Notes to direct certain actions relating to the 2025 Fixed Rate Notes; and

(ii) the Senior Non Preferred Indenture will not impose any duties upon the Trustee whatsoever with respect to the exercise of the Bail-in Power by the Relevant Resolution Authority;

provided, however, that notwithstanding the exercise of the Bail-in Power by the Relevant Resolution Authority, so long as the 2025 Fixed Rate Notes remain outstanding, there will at all times be a Trustee for the 2025 Fixed Rate Notes in accordance with the Senior Non Preferred Indenture, and the resignation and/or removal of the Trustee and the appointment of a successor Trustee will continue to be governed by the Base Indenture, including to the extent no additional supplemental indenture or amendment is agreed upon in the event the 2025 Fixed Rate Notes remain outstanding following the completion of the exercise of the Bail-in Power.

By its acquisition of this Note, each Holder of this Note acknowledges and agrees that neither a cancellation or deemed cancellation of the principal or interest (in each case, in whole or in part), nor the exercise of the Bail-in Power by the Relevant Resolution Authority with respect to the 2025 Fixed Rate Notes will give rise to a default for purposes of Section 315(b) (Notice of Default) and Section 315(c) (Duties of the Trustee in Case of Default) of the Trust Indenture Act.

By purchasing this Note, each Holder (including each beneficial owner) of this Note shall be deemed to have authorized, directed and requested DTC and any direct participant in DTC or other intermediary through which it holds this Note to take any and all necessary action, if required, to implement the exercise of the Bail-in Power with respect to the 2025 Fixed Rate Notes as it may be imposed, without any further action or direction on the part of such Holder.

Each Holder of this Note also acknowledges and agrees that the foregoing description of the Bail-in Power and its exercise is exhaustive on the matters described herein to the exclusion of any other agreements, arrangements or understandings relating to the application of any Bail-in Power to the 2025 Fixed Rate Notes.

Each Holder of this Note that acquires such 2025 Fixed Rate Notes in the secondary market (including each beneficial owner) shall be deemed to acknowledge, agree to be bound by and consent to the same provisions specified herein to the same extent as the Holders of the 2025 Fixed Rate Notes that acquire the 2025 Fixed Rate Notes upon their initial issuance, including, without limitation, with respect to the acknowledgment and agreement to be bound by and consent to the terms of the 2025 Fixed Rate Notes, including in relation to the Bail-in-Power.

Additional terms of the 2025 Fixed Rate Notes, including but not limited to events of default, remedies, payment of additional amounts in respect of withholding tax, substitution and variation of the 2025 Fixed Rate Notes upon certain regulatory events, and amendment are set forth in the Senior Non Preferred Indenture.

The Senior Non Preferred Indenture and the 2025 Fixed Rate Notes shall be governed by and construed in accordance with the laws of the State of New York (without giving effect to the choice of law provisions), except for Section 12.01 of the Base Indenture, Sections 2.01(r) and 2.02(r) of the First Supplemental Indenture and the status of the 2025 Fixed Rate Notes, which shall be governed by and construed in accordance with the laws of The Kingdom of Spain, and except that the authorization and execution by the Company of the Senior Non Preferred Indenture and the 2025 Fixed Rate Notes shall be governed by (in addition to the laws of the State of New York relevant to execution) the respective jurisdictions of organization of the Company and the Trustee, as the case may be.

The 2025 Fixed Rate Notes and this Note have been issued in the State of New York.

EXHIBIT B

FORM OF GLOBAL NOTE

THIS NOTE IS A GLOBAL SECURITY AND IS REGISTERED IN THE NAME OF THE DEPOSITORY TRUST COMPANY AS THE DEPOSITARY (AS DEFINED IN THE SENIOR NON PREFERRED INDENTURE GOVERNING THIS NOTE), OR ITS NOMINEE IN CUSTODY FOR THE BENEFIT OF THE BENEFICIAL OWNERS HEREOF, AND IS NOT TRANSFERABLE TO ANY PERSON UNDER ANY CIRCUMSTANCES EXCEPT THAT (I) THE TRUSTEE MAY MAKE SUCH NOTATIONS HEREON AS MAY BE REQUIRED PURSUANT TO THE BASE INDENTURE, (II) THIS GLOBAL NOTE MAY BE EXCHANGED IN WHOLE BUT NOT IN PART PURSUANT TO SECTION 3.05 OF THE BASE INDENTURE, (III) THIS GLOBAL NOTE MAY BE DELIVERED TO THE TRUSTEE FOR CANCELLATION PURSUANT TO SECTION 3.09 OF THE BASE INDENTURE AND (IV) THIS GLOBAL NOTE MAY BE TRANSFERRED TO A SUCCESSOR DEPOSITARY WITH THE PRIOR WRITTEN CONSENT OF THE COMPANY. UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR SENIOR NON PREFERRED NOTES IN DEFINITIVE FORM, THIS NOTE MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY. UNLESS THIS GLOBAL SECURITY IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY GLOBAL SECURITY ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS MAY BE REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY (AND ANY PAYMENT IS MADE TO CEDE & CO. OR SUCH OTHER ENTITY AS MAY BE REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THE RANKING OF THIS NOTE IS SET FORTH IN SECTION 12.01 OF THE BASE INDENTURE AND SECTION 2.02(r) OF THE FIRST SUPPLEMENTAL INDENTURE, AND THIS NOTE IS ISSUED SUBJECT TO THE PROVISIONS OF SUCH SECTIONS 12.01 AND 2.02(r), RESPECTIVELY, AND THE HOLDER OF THIS NOTE, BY ACCEPTING THE SAME, AGREES TO AND SHALL BE BOUND BY SUCH PROVISIONS. THE PROVISIONS OF SECTION 12.01 OF THE BASE INDENTURE, SECTION 2.02(r) OF THE FIRST SUPPLEMENTAL INDENTURE AND THE TERMS OF THIS PARAGRAPH ARE GOVERNED BY, AND SHALL BE CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE KINGDOM OF SPAIN.

CUSIP No. 05971K AF6

ISIN No. US05971KAF66

SERIES 93 3.490% SENIOR NON PREFERRED FIXED RATE NOTES DUE 2030

Issued by

BANCO SANTANDER, S.A.

No.	$

BANCO SANTANDER, S.A., a sociedad anónima, incorporated under the laws of the Kingdom of Spain (herein called the “Company”, which term includes any successor person under the Senior Non Preferred Indenture (as defined on the reverse hereof)), for value received, hereby promises to pay to CEDE & CO., or registered assigns, the principal sum of $             (             dollars) on May 28, 2030 or on such earlier date as the principal hereof may become due in accordance with the terms hereof and to pay interest thereon semi-annually in arrears on May 28 and November 28 of each year, commencing on November 28, 2020, and ending on May 28, 2030 (each, a “Payment Date”). Interest so payable on any Payment Date shall be paid to the Holder in whose name this Note is registered on the 15th calendar day immediately preceding the relevant Payment Date, whether or not such day is a Business Day, as defined in the Senior Non Preferred Indenture (each a “Regular Record Date”).

Interest shall accrue on this Note from day to day from the date of issuance hereof or from the most recent Payment Date at the rate of 3.490% per annum, until the principal amount hereof is paid or made available for payment.

Payments of interest on this Note shall be computed on the basis of a 360-day year divided into twelve months of 30 days each and, in the case of an incomplete month, the actual number of days elapsed in such month.

Payment of the principal amount of and any interest on, this Note will be made by wire transfer of immediately available funds in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. Such payment shall be made to the Holder including through a Paying Agent of the Company for collection by the Holder. If the date for payment of the principal amount hereof or interest thereon is not a Business Day, then (subject as provided in the Senior Non Preferred Indenture) such payment shall be made on the next succeeding Business Day with the same force and effect as if made on such date for payment, provided that no interest shall accrue on such payment for the period from and after such payment date.

The 2030 Fixed Rate Notes are issuable in minimum denominations of $200,000 and integral multiples of $200,000 in excess thereof.

For information purposes only, without any substantive effect whatsoever and solely in order to comply with Article 413(d) of the Spanish Companies Law (Ley de Sociedades de Capital), approved by Royal Decree 1/2010, of July 2, to the extent applicable, it is hereby noted that the initial aggregate principal amount of the 2030 Fixed Rate Notes, i.e., US$1,000,000,000, was equivalent to approximately €910,746,812, based on the exchange rate as of May 20, 2020 of US $1.0980 per €1.00. Amounts due on the Notes shall not under any circumstances whatsoever be payable in any currency other than U.S. Dollars.

Prior to due presentment of this Note for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Note is registered as the owner of such Note for the purpose of receiving payment of principal and interest, if any, on and any Additional Amounts with respect to such Note and for all other purposes whatsoever, whether or not such Note be overdue, and neither the Company, the Trustee nor any agent of the Company or the Trustee shall be affected by notice to the contrary.

Reference is hereby made to the further provisions of this Note set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Note shall not be entitled to any benefit under the Senior Non Preferred Indenture or be valid or obligatory for any purpose.

Notwithstanding any other term of this Note or any other agreements, arrangements, or understandings between the Company and any Holder of the 2030 Fixed Rate Notes, by its acquisition of this Note, each Holder (which includes each holder of a beneficial interest in this Note) acknowledges, accepts, consents to and agrees: (i) to be bound by effect of the exercise of the Bail-in Power by the Relevant Resolution Authority, which may include and result in any of the following, or some combination thereof: the reduction of all, or a portion, of the Amounts Due on a permanent basis; the conversion of all, or a portion, of the Amounts Due into shares, other securities or other obligations of the Company or another person (and the issue to the Holder of such shares, securities or obligations), including by means of an amendment, modification or variation of the terms of the 2030 Fixed Rate Notes, in which case the Holder agrees to accept in lieu of its rights under this Note, other securities or other obligations of the Company or another person; the cancellation of this Note or Amounts Due; the amendment or alteration of the maturity of this Note or amendment of the interest payable on this Note, or the date on which the interest becomes payable, including by suspending payment for a temporary period; and (ii) that the terms of this Note are subject to, and may be varied, if necessary, to give effect to, the exercise of the Bail-in Power by the Relevant Resolution Authority:

For these purposes, “Amounts Due” means the principal amount of, premium, if any, together with any accrued but unpaid interest, and Additional Amounts, if any, due on the 2030 Fixed Rate Notes. References to such amounts will include amounts that have become due and payable, but which have not been paid, prior to the exercise of the Bail-in Power by the Relevant Resolution Authority.

For these purposes, “Bail-in Power” means any power existing from time to time under, and exercised in compliance with, any laws, regulations, rules or requirements in effect in the Kingdom of Spain, relating to (i) the transposition of the BRRD (including but not limited to, Law 11/2015, RD 1012/2015 and any other implementing regulations), as amended or superseded from time to time, (ii) the SRM Regulation, as amended from time to time and (iii) the instruments, rules or standards created thereunder, pursuant to which any obligation of a Regulated Entity (or an affiliate of such Regulated Entity) can be reduced, cancelled, suspended, modified, or converted into shares, other securities, or other obligations of such Regulated Entity (or affiliate of such Regulated Entity).

“BRRD II” means Directive (EU) 2019/879 of the European Parliament and of the Council of 20 May 2019 amending Directive 2014/59/EU as regards the loss-absorbing and recapitalisation capacity of credit institutions and investment firms and Directive 98/26/EC.

“RD 1012/2015” means Royal Decree 1012/2015, of 6 November developing Law 11/2015, as amended or superseded from time to time.

“Regulated Entity” means any entity to which BRRD, as implemented in the Kingdom of Spain (including but not limited to, Law 11/2015, RD 1012/2015 and any other implementing regulations) and as amended or superseded from time to time, or any other Spanish law relating to the Bail-in Power, applies, which includes, certain credit institutions, investment firms, and certain of their parent or holding companies.

“Relevant Resolution Authority” means the Spanish Fund for the Orderly Restructuring of Banks, the Bank of Spain, the European Single Resolution Mechanism, as the case may be, according to Law 11/2015, and any other entity with the authority to exercise the Bail-in Power or any other resolution power from time to time.

“SRM Regulation” means Regulation (EU) No. 806/2014 of the European Parliament and of the Council of 15 July 2014, establishing uniform rules and a uniform procedure for the resolution of credit institutions and certain investment firms in the framework of the Single Resolution Mechanism and the Single Resolution Fund and amending Regulation (EU) No. 1093/2010, as amended or replaced from time to time (including by the SRM Regulation II).

“SRM Regulation II” means Regulation (EU) 2019/877 of the European Parliament and of the Council of 20 May 2019 amending Regulation (EU) No 806/2014 as regards the loss-absorbing and recapitalization capacity of credit institutions and investment firms.

The public deed of issuance (escritura de emisión) related to the 2030 Fixed Rate Notes represented hereby was executed on May 26, 2020 before Mr. Rafael Martínez Die with the number 2020 of his records.

IN WITNESS WHEREOF, the Company has caused this Note to be duly executed.

Dated: May 28, 2020

BANCO SANTANDER, S.A.

By:

Name:
Title:

[Global Note Signature Page]

CERTIFICATE OF AUTHENTICATION

This is one of the Senior Non Preferred Debt Securities of the series designated herein referred to in the within-mentioned Senior Non Preferred Debt Securities Indenture.

Dated: May 28, 2020

THE BANK OF NEW YORK MELLON, London Branch, as Trustee

By:
Authorized Signatory

[Global Note Signature Page]

[REVERSE OF SECURITY]

This Note is one of a duly authorized issue of securities of the Company of the series designated Series 93 3.490% Senior Non Preferred Fixed Rate Notes due 2030 (herein called the “2030 Fixed Rate Notes”) issued and to be issued in one or more series under a Senior Non Preferred Debt Securities Indenture, dated as of May 28, 2020 (herein called the “Base Indenture”), between the Company, as issuer and The Bank of New York Mellon, London Branch, as Trustee (herein called the “Trustee”, which term includes any successor trustee under the Base Indenture), as supplemented by the First Supplemental Indenture, dated as of May 28, 2020, among the Company, the Trustee and The Bank of New York Mellon, Luxembourg Branch, as Senior Non Preferred Debt Securities Registrar (the “First Supplemental Indenture”, and, together with the Base Indenture, the “Senior Non Preferred Indenture”) to which Senior Non Preferred Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company and the Trustee and the Holders of the 2030 Fixed Rate Notes and of the terms upon which the 2030 Fixed Rate Notes are, and are to be, authenticated and delivered. Capitalized terms used herein are used as defined in the Senior Non Preferred Indenture unless otherwise indicated. The terms of the 2030 Fixed Rate Notes include those stated in the Senior Non Preferred Indenture. The 2030 Fixed Rate Notes are subject to all such terms, and Holders are referred to the Senior Non Preferred Indenture for a statement of all such terms. To the extent permitted by applicable law, in the event of any inconsistency between the terms of this 2030 Fixed Rate Note and the terms of the Senior Non Preferred Indenture, the terms of the Senior Non Preferred Indenture will control.

This Note is one of the series designated on the face hereof, initially limited in aggregate principal amount to $1,000,000,000; provided, that the Company may, from time to time, without the consent of the Holders of the 2030 Fixed Rate Notes, issue additional Senior Non Preferred Debt Securities under the Senior Non Preferred Indenture, having the same ranking and same interest rate, maturity, redemption terms and other terms, except for the price to the public, original interest accrual date, issue date and first interest payment date, as the 2030 Fixed Rate Notes; provided, however, that such additional 2030 Fixed Rate Notes will not have the same CUSIP, ISIN or other identifying number as the outstanding 2030 Fixed Rate Notes unless the additional 2030 Fixed Rate Notes are fungible with the 2030 Fixed Rate Notes for U.S. federal income tax purposes. Any such additional 2030 Fixed Rate Notes, together with the 2030 Fixed Rate Notes, will constitute a single series of 2030 Fixed Rate Notes under the Senior Non Preferred Indenture and shall be included in the definition of “Senior Non Preferred Debt Securities” in the Base Indenture where the context requires.

The payment obligations of the Company under the 2030 Fixed Rate Notes on account of principal constitute direct, unconditional, unsubordinated and unsecured senior non preferred obligations (créditos ordinarios no preferentes) of the Company and, in accordance with Additional Provision 14.2º of Law 11/2015, but subject to any other ranking that may apply as a result of any mandatory provision of law (or otherwise), upon the insolvency of the Company (and unless they qualify as subordinated claims (créditos subordinados) pursuant to Articles 92.1º or 92.3º to 92.7º of Law 22/2003 (Ley Concursal) dated 9 July 2003 (the “Spanish Insolvency Law”)), such payment obligations in respect of principal rank (i) pari passu among themselves and with any Senior Non Preferred Liabilities (as defined below), (ii) junior to the Senior Higher Priority Liabilities (as defined below) (and, accordingly, upon the insolvency of the Company, the claims in respect of the 2030 Fixed Rate Notes will be met after payment in full of the Senior Higher Priority Liabilities), and (iii) senior to any present and future subordinated obligations (créditos subordinados) of the Company in accordance with Article 92 of the Spanish Insolvency Law.

Claims of holders of 2030 Fixed Rate Notes in respect of interest accrued but unpaid as of the commencement of any insolvency procedure in respect of the Company shall constitute subordinated claims (créditos subordinados) against the Company ranking in accordance with the provisions of Article 92.3º of the Spanish Insolvency Law and no further interest shall accrue from the date of the declaration of insolvency of the Company.

“Law 11/2015” means Law 11/2015 of 18 June, on recovery and resolution of credit institutions and investment firms (Ley 11/2015, de 18 de junio, de recuperación y resolución de entidades de crédito y empresas de servicios de inversión) as amended or replaced from time to time.

“Senior Higher Priority Liabilities” means the unsubordinated and unsecured obligations (créditos ordinarios) of the Company (which will include, among others, the senior preferred debt securities), other than the Senior Non Preferred Liabilities.

“Senior Non Preferred Liabilities” means any unsubordinated and unsecured senior non preferred obligations (créditos ordinarios no preferentes) of the Company under Additional Provision 14.2º of Law 11/2015 (including any 2030 Fixed Rate Notes) and any other obligations which, by law and/or by their terms, and to the extent permitted by Spanish law, rank pari passu with the Senior Non Preferred Liabilities.

The provisions of Section 12.01 of the Base Indenture and Section 2.02(r) of the First Supplemental Indenture shall apply only to rights or claims payable with respect to the 2030 Fixed Rate Notes and nothing herein shall affect or prejudice the payment of the costs, charges, expenses, liabilities, indemnity or remuneration of the Trustee, the first lien rights of the Trustee under Section 6.08 of the Base Indenture, or the rights and remedies of the Trustee in respect thereof.

The Company agrees with respect to the 2030 Fixed Rate Notes and each holder of the 2030 Fixed Rate Notes, by his or her acquisition of the 2030 Fixed Rate Notes will be deemed to have agreed to the ranking as described herein. Each such holder will be deemed to have irrevocably waived his or her rights of priority which would otherwise be accorded to him or her under the laws of Spain, to the extent necessary to effectuate the ranking provisions of the 2030 Fixed Rate Notes. In addition, each holder of the 2030 Fixed Rate Notes by his or her acquisition of such 2030 Fixed Rate Notes authorizes and directs the Trustee on his or her behalf to take such action as may be necessary or appropriate to effectuate the ranking of such 2030 Fixed Rate Notes as provided in the Base Indenture and appoints the Trustee his or her attorney-in-fact for any and all such purposes.

Notwithstanding any other term of this Note or any other agreements, arrangements, or understandings between the Company and any holder of the 2030 Fixed Rate Notes, by its acquisition of this Note, each holder (which includes each holder of a beneficial interest in this Note) acknowledges, accepts, consents to and agrees: (i) to be bound by effect of the exercise of the Bail-in Power by the Relevant Resolution Authority, which may include and result in any of the following, or some combination thereof: the reduction of all, or a portion, of the Amounts Due on a permanent basis; the conversion of all, or a portion, of the Amounts Due into shares, other securities or other obligations of the Company or another person (and the issue to the holder of such shares, securities or obligations), including by means of an amendment, modification or variation of the terms of this Note, in which case the holder agrees to accept in lieu of its rights under this Note any such shares, other securities or other obligations of the Company or another person; the cancellation of this Note or Amounts Due; the amendment or alteration of the maturity of this Note or amendment of the interest payable on this Note, or the date on which the interest becomes payable, including by suspending payment for a temporary period; and (ii) that the terms of the 2030 Fixed Rate Notes are subject to, and may be varied, if necessary, to give effect to, the exercise of the Bail-in Power by the Relevant Resolution Authority.

For these purposes, “Amounts Due” means the principal amount of, premium, if any, together with any accrued but unpaid interest, and Additional Amounts, if any, due on the 2030 Fixed Rate Notes. References to such amounts will include amounts that have become due and payable, but which have not been paid, prior to the exercise of the Bail-in Power by the Relevant Resolution Authority.

For these purposes, “Bail-in Power” means any power existing from time to time under, and exercised in compliance with, any laws, regulations, rules or requirements in effect in the Kingdom of Spain, relating to (i) the transposition of the BRRD (including but not limited to, Law 11/2015, RD 1012/2015 and any other implementing regulations), as amended or superseded from time to time, (ii) the SRM Regulation, as amended from time to time, and (iii) the instruments, rules or standards created thereunder, pursuant to which any obligation of a Regulated Entity (or an affiliate of such Regulated Entity) can be reduced, cancelled, suspended, modified, or converted into shares, other securities, or other obligations of such Regulated Entity (or affiliate of such Regulated Entity).

“BRRD” means Directive 2014/59/EU of 15 May establishing the framework for the recovery and resolution of credit institutions and investment firms or such other directive as may amend or come into effect in place thereof (including the BRRD II), as implemented into law by Law 11/2015 and RD 1012/2015, as amended or replaced from time to time and including any other relevant implementing regulatory provisions.

“BRRD II” means Directive (EU) 2019/879 of the European Parliament and of the Council of 20 May 2019 amending Directive 2014/59/EU as regards the loss-absorbing and recapitalisation capacity of credit institutions and investment firms and Directive 98/26/EC.

“RD 1012/2015” means Royal Decree 1012/2015, of 6 November developing Law 11/2015, as amended or superseded from time to time.

“Regulated Entity” means any entity to which BRRD, as implemented in the Kingdom of Spain (including but not limited to, Law 11/2015, RD 1012/2015 and any other implementing regulations) and as amended or superseded from time to time, or any other Spanish law relating to the Bail-in Power, applies, which includes, certain credit institutions, investment firms, and certain of their parent or holding companies.

“Relevant Resolution Authority” means the Spanish Fund for the Orderly Restructuring of Banks, the Bank of Spain, the European Single Resolution Mechanism, as the case may be, according to Law 11/2015, and any other entity with the authority to exercise the Bail-in Power or any other resolution power from time to time.

“SRM Regulation” means Regulation (EU) No. 806/2014 of the European Parliament and of the Council of 15 July 2014, establishing uniform rules and a uniform procedure for the resolution of credit institutions and certain investment firms in the framework of the Single Resolution Mechanism and the Single Resolution Fund and amending Regulation (EU) No. 1093/2010, as amended or replaced from time to time (including by the SRM Regulation II).

“SRM Regulation II” means Regulation (EU) 2019/877 of the European Parliament and of the Council of 20 May 2019 amending Regulation (EU) No 806/2014 as regards the loss-absorbing and recapitalization capacity of credit institutions and investment firms.

The exercise of the Bail-in Power by the Relevant Resolution Authority with respect to the 2030 Fixed Rate Notes shall not constitute an event of default and the terms and conditions of the 2030 Fixed Rate Notes shall continue to apply in relation to the residual principal amount of, or outstanding amount payable with respect to, the 2030 Fixed Rate Notes subject to any modification of the amount of distributions payable to reflect the reduction of the principal amount, and any further modification of the terms that the Relevant Resolution Authority may decide in accordance with applicable laws and regulations relating to the resolution of credit institutions, investment firms and/or Company entities incorporated in the relevant member state.

No repayment or payment of Amounts Due, if any, on the 2030 Fixed Rate Notes, will become due and payable or be paid after the exercise of any Bail-in Power by the Relevant Resolution Authority if and to the extent such amounts have been reduced, converted, cancelled, amended or altered as a result of such exercise.

By its acquisition of this Note, each Holder of this Note, (which, for the purposes of this clause, includes each holder of a beneficial interest in this Note), to the extent permitted by the Trust Indenture Act, will waive any and all claims, in law and/or in equity, against the Trustee for, agree not to initiate a suit against the Trustee in respect of, and agree that the Trustee will not be liable for, any action that the Trustee takes, or abstains from taking, in either case in accordance with the exercise of the Bail-in Power by the Relevant Resolution Authority with respect to this Note.

Additionally, by its acquisition of this Note, each Holder of this Note acknowledges and agrees that, upon the exercise of the Bail-in Power by the Relevant Resolution Authority:

(i) the Trustee will not be required to take any further directions from the Holders of the 2030 Fixed Rate Notes with respect to any portion of the 2030 Fixed Rate Notes that are written-down, converted to equity and/or cancelled under the Senior Non Preferred Indenture, which authorizes holders of a majority in aggregate outstanding principal amount of the outstanding 2030 Fixed Rate Notes to direct certain actions relating to the 2030 Fixed Rate Notes; and

(ii) the Senior Non Preferred Indenture will not impose any duties upon the Trustee whatsoever with respect to the exercise of the Bail-in Power by the Relevant Resolution Authority;

provided, however, that notwithstanding the exercise of the Bail-in Power by the Relevant Resolution Authority, so long as the 2030 Fixed Rate Notes remain outstanding, there will at all times be a Trustee for the 2030 Fixed Rate Notes in accordance with the Senior Non Preferred Indenture, and the resignation and/or removal of the Trustee and the appointment of a successor Trustee will continue to be governed by the Base Indenture, including to the extent no additional supplemental indenture or amendment is agreed upon in the event the 2030 Fixed Rate Notes remain outstanding following the completion of the exercise of the Bail-in Power.

By its acquisition of this Note, each Holder of this Note acknowledges and agrees that neither a cancellation or deemed cancellation of the principal or interest (in each case, in whole or in part), nor the exercise of the Bail-in Power by the Relevant Resolution Authority with respect to the 2030 Fixed Rate Notes will give rise to a default for purposes of Section 315(b) (Notice of Default) and Section 315(c) (Duties of the Trustee in Case of Default) of the Trust Indenture Act.

By purchasing this Note, each Holder (including each beneficial owner) of this Note shall be deemed to have authorized, directed and requested DTC and any direct participant in DTC or other intermediary through which it holds this Note to take any and all necessary action, if required, to implement the exercise of the Bail-in Power with respect to the 2030 Fixed Rate Notes as it may be imposed, without any further action or direction on the part of such Holder.

Each Holder of this Note also acknowledges and agrees that the foregoing description of the Bail-in Power and its exercise is exhaustive on the matters described herein to the exclusion of any other agreements, arrangements or understandings relating to the application of any Bail-in Power to the 2030 Fixed Rate Notes.

Each Holder of this Note that acquires such 2030 Fixed Rate Notes in the secondary market (including each beneficial owner) shall be deemed to acknowledge, agree to be bound by and consent to the same provisions specified herein to the same extent as the Holders of the 2030 Fixed Rate Notes that acquire the 2030 Fixed Rate Notes upon their initial issuance, including, without limitation, with respect to the acknowledgment and agreement to be bound by and consent to the terms of the 2030 Fixed Rate Notes, including in relation to the Bail-in-Power.

Additional terms of the 2030 Fixed Rate Notes, including but not limited to events of default, remedies, payment of additional amounts in respect of withholding tax, substitution and variation of the 2030 Fixed Rate Notes upon certain regulatory events, and amendment are set forth in the Senior Non Preferred Indenture.

The Senior Non Preferred Indenture and the 2030 Fixed Rate Notes shall be governed by and construed in accordance with the laws of the State of New York (without giving effect to the choice of law provisions), except for Section 12.01 of the Base Indenture, Sections 2.01(r) and 2.02(r) of the First Supplemental Indenture and the status of the 2030 Fixed Rate Notes, which shall be governed by and construed in accordance with the laws of The Kingdom of Spain, and except that the authorization and execution by the Company of the Senior Non Preferred Indenture and the 2030 Fixed Rate Notes shall be governed by (in addition to the laws of the State of New York relevant to execution) the respective jurisdictions of organization of the Company and the Trustee, as the case may be.

The 2030 Fixed Rate Notes and this Note have been issued in the State of New York.